SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

American Management Systems, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-9233	54-0856778

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4050 Legato Road
Fairfax, Virginia	22033

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 267-8000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

The following exhibit is furnished pursuant to Item 12.

Exhibit 99.1 Press Release dated April 22, 2003 with respect to the Registrant’s financial results for the first quarter ended March 31, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

     The information included in this section is intended to be included under “Item 12. Disclosure of Results of Operations and Financial Condition.”

     On April 22, 2003, the Registrant announced financial results for the first quarter ended March 31, 2003. A copy of the press release announcing the results is attached hereto as Exhibit 99.1. The press release attached as Exhibit 99.1 is being furnished and shall not be deemed filed.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MANAGEMENT SYSTEMS, INCORPORATED

By: /s/ John S. Brittain, Jr. John S. Brittain, Jr. Executive Vice President, Chief Financial Officer and Treasurer

Date: April 22, 2003